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                                                                EXHIBIT 10.06.08

                               OPTION TO PURCHASE
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   THIS OPTION AGREEMENT ("Option Agreement") is made and entered into as of
August 18, 1997, by and between SONSINGER, INC. (collectively refered to herein as "Optionor"), and INSPIRATION MEDIA, INC. ("Optionee").

   WHEREAS Optionor is the licensee of radio station KKOL(AM) Seattle, Washington (the "Station");

   WHEREAS Optionor and Optionee have on entered into a Local Programming and Marketing Agreement (the "LMA") by which Optionee provides certain programming to the Station;

   WHEREAS Optionee desires to acquire from Optionor and Optionor is willing to grant to Optionee, upon the terms and conditions hereinafter set forth, the exclusive option to purchase certain assets of the Station (the "Assets"), subject to the approval of the Federal Communications Commission ("FCC"), at a future date.

   NOW, THEREFORE, in consideration of the mutual covenants contained herein, Optionor and Optionee agree as follows:

   1.   PURCHASE OPTION.
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        1.1   GRANT OF OPTION. Optionor hereby grants to Optionee the exclusive
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option (the "Option") to purchase the Assets on the terms and conditions set forth in the Asset Purchase Agreement attached hereto as Exhibit "A" and incorporated herein by reference (the "Asset Purchase Agreement").

        1.2   OPTION CONSIDERATION. This Option is granted in consideration of
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the payment of One Hundred Dollars ($100) by Optionee to Optionor, the receipt and sufficiency of which are hereby acknowledged.

        1.3   TERM OPTION. Provided this Option Agreement shall not have first
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terminated, the Option may be exercised at any time after the execution hereof
This Option Agreement terminates and the Option shall expire, if not yet exercised, on December 31, 1999.

        1.4   OPTION PRICE. In the event Optionee shall exercise its option
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hereunder, the consideration to be paid by Optionee to Optionor for purchase of the assets of the Station shall be an amount equal to the lesser of (i) the purchase price paid by Seller for the Station (less any amounts allocated to real estate simultaneously purchased) being an amount equal to One Million Three Hundred Twenty Five Thousand Dollars ($1,325,000); or (ii) the fair market value of the radio station at the time the option is exercised as reasonably determined by Gary Stevens & Co.,

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or, if then unavailable, a recognized national media brokerage company reasonably selected by Optionee and Optionor.

        1.5   MANNER OF EXERCISING OPTION. Unless this Option Agreement shall
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have previously terminated, the Option may be exercised by the Optionee's delivery to the Optionor of written notice of Optionee's election to exercise the Option ("Exercise Notice") together with a written valuation of the Station as provided in Section 1.4 hereof, if any. The Exercise Notice shall state that
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the Option is exercised without condition or qualification other than (i) the receipt by Optionee of updated schedules to the Asset Purchase Agreement reasonably satisfactory to Optionee, (ii) the receipt of any required approval of the FCC for the assignment of the Station's FCC licenses, and (iii) the satisfaction of all conditions set forth in the Asset Purchase Agreement. Within five (5) business days following receipt by the Optionor of the Exercise Notice, Optionor shall deliver updated schedules to the Asset Purchase Agreement to Optionee, and Optionee shall have five (5) business days thereafter to review such schedules. In the event the updated schedules disclose information that Optionee reasonably determines would have a material adverse effect on the Station after Optionee's acquisition of the Station, Optionee may elect not to proceed with the purchase; provided however, that Optionee's election not to proceed may be made only after Optionor has been given a reasonable period of time to remedy or cure the matters at issue and such matters cannot be remedied or cured to the reasonable satisfaction of Optionee. If Optionee elects to proceed with the purchase, Optionor and Optionee shall execute the Asset Purchase Agreement and diligently proceed pursuant to the provisions contained therein.

     2.   OPTIONOR'S REPRESENTATIONS & WARRANTIES. Optionor warrants and
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represents to Optionee that:

          (a) Except for any Liens, as defined in the Asset Purchase Agreement, created by the recording of this Option Agreement or the Promissory Note, Optionor has and at Closing, as provided in the Asset Purchase Agreement, will have good, marketable and indefensible title to and full power of disposition over the Assets, and the full right to sell and transfer to Optionee all of the Assets without the requirement of obtaining the consent or approval of any other person, entity, agency or authority except the FCC.

          (b) Except for any Liens created by the recording of this Option Agreement or the Promissory Note, the Assets are and at Closing, as set forth in the Asset Purchase Agreement, will be free of all Liens, claims, debts or other encumbrances.

          (c)  The representations and warranties of Seller, contained in
Article III of the Asset Purchase Agreement are complete and correct in all
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material respects on the date hereof and shall be at dosing except for changes that are not materially adverse to the Station or the Sale Assets, as defined in the Asset Purchase Agreement.

   3.     The representations and warranties of Buyer, contained in Article IV
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of the Asset Purchase Agreement are complete and correct in all material respects on the date hereof and shall be at closing.

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   4.     OPTIONOR'S COVENANTS. Optionor covenants that, commencing on the date
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hereof and continuing through the term of this Option the Station shall be operated in accordance with the covenants set forth in Section 5.1 of the Asset
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Purchase Agreement, which covenants are incorporated herein by reference.

   5.    WAIVER. No waiver by a party of any provision of this Option Agreement
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shall be considered a waiver of any other provision or any subsequent breach of the same or any other provision, The exercise by a party of any remedy provided for in this Option Agreement or at law shall not prevent the exercise by that party of any other remedy provided for in this Option Agreement or at law.

     6.    INTERPRETATION.
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           6.1 ENTIRE AGREEMENT.  This Option Agreement and the LMA constitute
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the entire agreement between the parties and supersede all prior discussions, negotiations and agreements, whether oral or written, between them concerning the Station. Any amendment to this Option Agreement, including an oral modification supported by new consideration, must be reduced to writing and signed by all parties before it will be effective.

          6.2  COUNTERPARTS. This Option Agreement and all amendments and
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supplements to it may be executed in counterparts and all counterparts together shall be construed as one document.

          6.3  BINDING ON SUCCESSORS. This Option Agreement inures to the
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benefit of, and is binding on, the parties, their respective heirs, personal representatives, successors and assigns. Neither party may assign its right and obligations hereto without the prior written consent of the other party.

          6.4  CAPTIONS. The captions heading the various paragraphs of this
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Option Agreement are for convenience only and shall not be considered to limit, expand, or define the contents of the respective paragraphs.

          6.5  CONTROLLING LAW. This Option Agreement shall be interpreted under
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California law and according to its fair meaning and not in favor of or against any party.

          6.6  NOTICES.  Any notice required hereunder shall be in writing and
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shall be sufficiently given if delivered by overnight delivery service or sent by registered or certified mail, first class postage prepaid, or by telegram, facsimilie machine or similar means of communication, addressed as follows:

          If to the Optionee, TO:

                        c/o Salem Communications Corporation

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                        4880 Santa Rosa Road, Suite 300
                        Camarillo, CA 93012
                        Attn: Eric H. Halvorson

          If to the Optionor, to:

                        c/o Salem Communications Corporation
                        4880 Santa Rosa Road,
                        Suite 300 Camarillo, CA 93012
                        Attn: Jonathan L. Block

   IN WITNESS WHEREOF, the parties hereto have executed this Option Agreement as of the date first above written.

OPTIONOR:                              OPTIONEE:

SONSINGER, INC.                        INSPIRATION MEDIA, INC.

By: /s/ Edward G. Atsinger III         By: /s/ Eric H. Halvorson
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   Edward G. Atsinger III                  Eric H. Halvorson
   President                               Vice President

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